THE AVATAR ADVANTAGE
                             EQUITY ALLOCATION FUND

                                 Annual Report

                               For the Year Ended
                               December 31, 2002

TABLE OF CONTENTS

THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

      Management's Discussion and Analysis Letter                            3
      Performance Graph                                                      7
      Schedule of Investments                                                8
      Statement of Assets and Liabilities                                   11
      Statement of Operations                                               12
      Statements of Changes in Net Assets                                   13
      Financial Highlights                                                  14
      Notes to Financial Statements                                         15
      Report of Independent Accountants                                     20
      Information about Trustees and Officers                               21

February 7, 2003

Dear Shareholder,

We wish to report 2002 year-end performance results for the Avatar Advantage Equity Allocation Fund for the periods ending December 31, 2002.

                               EQUITY FUND AVERAGE       S&P 500        NASDAQ
PERIOD                          ANNUALIZED RETURNS        INDEX         INDEX
------                          ------------------       -------        ------
Q1 2002                                 0.94                0.28         -5.31
Q2 2002                                -9.06              -13.39        -10.82
Q3 2002                               -11.88              -17.28        -19.81
Q4 2002                                 1.01                8.44        -14.06
One-year                              -18.29              -22.09        -31.26
Three-year                            -15.31              -14.54        -30.80
Five-year                              -2.20               -0.59         -2.86
Since Inception (12/3/97)              -2.13               -0.68         -3.17

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. If the maximum sales charge (4.50%) was reflected, the Fund's returns for the 1-yr, 5-yr and since inception periods would have been -21.97%, -3.10% and -3.01%, respectively. Please see the prospectus for fees and expenses that do apply to a continued investment in the fund.

The past 3 years have not been easy for many investors as markets have been volatile and difficult to navigate. Avatar's investment philosophy and asset allocation methodology have sought to participate in market gains during market upswings while protecting those gains against loss during market downturns. This approach has again been tested throughout this period of market instability. Losses in the fund amounted to 18.29% (excluding the sales charge), while the S&P 500 Index was down 22.11% and the NASDAQ Index declined 31.26% for the same period. The Fund's equity allocation during this period fluctuated in the range of 68% to 94%, with the remainder in cash equivalents.

2002 - THE SECOND SIX MONTHS IN REVIEW:
---------------------------------------

The third quarter of 2002 was marked by a broad market sell-off and one of the poorest performance periods since 1987. Both the Dow and the S&P 500 were down in excess of 17% for the period, and the NASDAQ Index was down over 19%. We entered the second half of the year with a defensive posture toward equities, as our research signaled a bearish market environment. Credit spreads continued to widen as distressed telecom securities and corporate governance woes weighed heavily on both stock and bond markets. Our Market Momentum research reflected generally poor market breadth, and Investor Liquidity readings suggested heightened skepticism toward the market. Our defensive position proved to protect against some of the downside, as the market broke multi-year lows in July.

Our equity indicators started to show signs of improvement in late July as the yield curve steepened amid speculation that the Fed might again cut interest rates. In conjunction, broad market advance/decline data, as well as momentum indicators, started to show signs of a recovery. As we continued to see improvement in our indicators, we steadily put money back to work in equities.

We experienced a rally in the fourth quarter, largely led by distressed securities. Many top performing equities had previously declined 50% or more, and this change in "leadership," favoring the poorest performing stocks, was evident within many sectors. Numerous changes were made to the fund during this dynamic period, including raising exposure to both technology and telecom services. The telecom services sector was the highest performing group in the fourth quarter, rising approximately 38%. Although Avatar's holdings in this group kept pace with the sector's performance, our underweight position in this sector hindered performance for the three months. However, as telecom services under-performed the market earlier in the year, our underweight position in the sector did add value throughout the prior nine months.

Select healthcare holdings also lagged market performance in the fourth quarter. Hospital stocks were strong performers through the first nine months of the year, and while Avatar took partial profits, prices came under pressure from concerns about earnings quality and growth sustainability. Broadly speaking, performance was interrupted by the market's rapid transformation in October. However, stock selection did add value for 2002 as a whole.

2003 - FIRST HALF MARKET OUTLOOK:
---------------------------------

Entering 2003, we feel the portfolio is well diversified among large-cap stocks with an emphasis on quality and transparency. Holdings are generally positioned to benefit from continued economic growth throughout the year, concurrent with expected growth in corporate profits.

Looking forward, the investment landscape will remain challenging and at times turbulent. After a strong start, equities gave back gains as most major stock indexes once again fell into negative territory. Bearish influences weighing on stocks include the threat of war and a lukewarm near-term outlook for many sectors of the economy. Indeed, the challenges here are numerous and mounting.

The legacy of distrust continues as corporate losses, misstatements and misdeeds surface, supporting the argument that there was more of a systemic problem than only a "few rotten apples." If so, corporate governance will remain on the front burner as new issues are uncovered. As there may not be a quick fix for investor confidence, there is also concern that a major sector of the global economy, telecommunications, may not experience a "V" recovery.

Our outlook is very similar to our views in the recent past, largely characterized by fundamental uncertainty and expected volatility. In the past, periods such as this have tended to last longer than many investors anticipate. Fortunately, we have probably passed the point where investors expect the bubble to magically re-inflate. Yet, consensus expectations for long-run returns and corporate profit growth may be inflated.

Overall, there have been no significant changes to sector weights as we enter 2003. Groups that are over-weighted in portfolios include energy, technology, financials and electric utilities. Consumer staples, basic materials, and telecom services are roughly market-weighted. Finally, the consumer cyclical, healthcare, and capital goods sectors are under-weighted. The Fund is cautiously positioned to protect gains, while poised to participate in market advances.

While 2003 may be challenging, Avatar Investors Associates Corp. continues to follow a time-tested investment discipline that has navigated through all types of market conditions for over thirty-two years. We believe the Fund continues to be diversified among leading securities that focus on quality and long-term fundamental value, and we believe that our portfolio should serve our long-term investors well.

Sincerely,

/s/Charles White

Charles White
Vice-Chairman and Portfolio Manager
Avatar Investors Associates Corp.

The S&P 500, NASDAQ, and Dow Indices are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. Sector allocations are subject to change at any time and are not recommendations to buy or sell any securities within a sector.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

    COMPARISON OF THE VALUE OF A $10,000 INVESTMENT IN THE AVATAR ADVANTAGE
          EQUITY ALLOCATION FUND VERSUS THE S&P 500 STOCK PRICE INDEX

                          The Avatar Advantage             S&P 500 Composite
     Date                Equity Allocation Fund            Stock Price Index
     ----                ----------------------            -----------------
    12/3/97                      $10,000                        $10,000
   12/31/97                       $9,571                         $9,946
    3/31/98                      $10,746                        $11,333
    6/30/98                      $10,956                        $11,707
    9/30/98                      $10,281                        $10,543
   12/31/98                      $12,041                        $12,788
    3/31/99                      $12,204                        $13,425
    6/30/99                      $12,804                        $14,371
    9/30/99                      $12,153                        $13,475
   12/31/99                      $14,102                        $15,480
    3/31/00                      $15,133                        $15,834
    6/30/00                      $14,767                        $15,413
    9/30/00                      $15,099                        $15,264
   12/31/00                      $13,258                        $14,070
    3/31/01                      $10,874                        $12,401
    6/30/01                      $10,995                        $13,127
    9/30/01                       $9,548                        $11,200
   12/31/01                      $10,480                        $12,397
    3/31/02                      $10,578                        $12,430
    6/30/02                       $9,620                        $10,765
    9/30/02                       $8,477                         $8,905
   12/31/02                       $8,563                         $9,656

                        Average Annual Total Return1<F1>
                        --------------------------------

                    1 Year                          (21.97%)
                    5 Year                           (3.10%)
                    Since inception (12/3/97)        (3.01%)

Past performance is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption on Fund shares. Share value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

1<F1> Average Annual Total Return represents the average change in account value over the periods indicated including the maximum applicable sales charge.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

SCHEDULE OF INVESTMENTS at December 31, 2002

SHARES                                                            MARKET VALUE
------                                                            ------------
COMMON STOCKS:  83.41%

AEROSPACE - DEFENSE:  1.44%
    1,800    Lockheed Martin Corp.                                  $  103,950
                                                                    ----------

AUTOMOTIVE - PARTS & EQUIPMENT:  0.74%
    1,600    Lear Corp.*<F2>                                            53,248
                                                                    ----------

BANKS:  6.65%
    1,700    Bank of America Corp.                                     118,269
    3,500    Bank One Corp.                                            127,925
    2,300    Washington Mutual, Inc.                                    79,419
    3,300    Wells Fargo Co.                                           154,671
                                                                    ----------
                                                                       480,284
                                                                    ----------

BEVERAGES - ALCOHOLIC:  1.07%
    1,600    Anheuser-Busch
               Companies, Inc.                                          77,440
                                                                    ----------

BUILDING MATERIALS & SUPPLIES:  1.24%
    2,400    Lowes Companies, Inc.                                      90,000
                                                                    ----------

CAPITAL GOODS:  1.10%
    1,000    General Dynamics Corp.                                     79,370
                                                                    ----------

CHEMICALS:  0.53%
      900    Air Products &
               Chemicals, Inc.                                          38,475
                                                                    ----------

CHEMICALS - SPECIALTY:  1.86%
    4,700    Methanex Corp.                                             39,386
    1,900    PPG Industries, Inc.                                       95,285
                                                                    ----------
                                                                       134,671
                                                                    ----------

COMMUNICATIONS:  0.46%
    2,900    Nextel Communications
               Inc - Class A*<F2>                                       33,495
                                                                    ----------

COMPUTER SERVICES:  1.38%
    1,900    Affiliated Computer
               Services, Inc. - Class A*<F2>                           100,035
                                                                    ----------

COMPUTER SOFTWARE:  3.08%
    4,300    Microsoft Corp.*<F2>                                      222,310
                                                                    ----------

CONSUMER STAPLES:  4.90%
    2,400    The Coca-Cola Co.                                         105,168
    1,800    Colgate-Palmolive Co.                                      94,374
    1,800    The Procter &
               Gamble Co.                                              154,692
                                                                    ----------
                                                                       354,234
                                                                    ----------

DIVERSIFIED FINANCIAL SERVICES:  0.73%
    1,500    Citigroup, Inc.                                            52,785
                                                                    ----------

DIVERSIFIED MANUFACTURING:  4.08%
    5,700    General Electric Co.                                      138,795
    1,900    Ingersoll Rand Co. -
               Class A#<F3>                                             81,814
      600    3M Co.                                                     73,980
                                                                    ----------
                                                                       294,589
                                                                    ----------

DRUGS & PHARMACEUTICALS:  6.36%
    2,300    Johnson & Johnson Co.                                     123,533
    1,700    Merck & Co.                                                96,237
    4,525    Pfizer, Inc.                                              138,329
    2,700    Wyeth                                                     100,980
                                                                    ----------
                                                                       459,079
                                                                    ----------

ELECTRIC - INTEGRATED:  0.76%
    1,000    Dominion Resources, Inc.                                   54,900
                                                                    ----------

ELECTRIC POWER:  1.96%
    4,200    Cinergy Corp.                                             141,624
                                                                    ----------

ELECTRONIC COMPONENTS -
  SEMICONDUCTORS:  1.08%
    5,000    Intel Corp.                                                77,850
                                                                    ----------

ENERGY:  1.11%
    2,000    EOG Resources, Inc.                                        79,840
                                                                    ----------

ENTERTAINMENT SOFTWARE:  1.16%
      600    Electronic Arts                                            29,862
    2,800    Hibernia Corp., Class A                                    53,928
                                                                    ----------
                                                                        83,790
                                                                    ----------

FINANCE - BANK:  1.32%
    2,200    Commerce Bancorp, Inc.                                     95,018
                                                                    ----------

FINANCE - INVESTMENT
  BANKERS/BROKERS:  3.14%
    2,100    The Bear Stearns
               Companies, Inc.                                         124,740
    1,500    The Goldman Sachs
               Group, Inc.                                             102,150
                                                                    ----------
                                                                       226,890
                                                                    ----------

FINANCE - MORTGAGE LOANS:  1.07%
    1,200    Fannie Mae                                                 77,196
                                                                    ----------

FOOD - MISC./DIVERSIFIED:  2.13%
    4,000    ConAgra Foods, Inc.                                       100,040
    3,500    Winn-Dixie Stores, Inc.                                    53,480
                                                                    ----------
                                                                       153,520
                                                                    ----------

HEALTHCARE:  2.03%
    1,300    Amgen, Inc.*<F2>                                           62,842
    2,000    Pharmacia Corp.                                            83,600
                                                                    ----------
                                                                       146,442
                                                                    ----------

INSURANCE - BROKERS:  0.77%
    1,200    Marsh & McLennan
               Companies, Inc.                                          55,452
                                                                    ----------

INSURANCE - MULTILINE:  2.28%
    2,160    American International
               Group, Inc.                                             124,956
    1,200    Fidelity National
               Financial, Inc.                                          39,396
                                                                    ----------
                                                                       164,352
                                                                    ----------

MACHINERY - CONSTRUCTION:  0.51%
      800    Caterpillar, Inc.                                          36,576
                                                                    ----------

MANUFACTURES - APPAREL:  0.55%
    1,100    V.F. Corp.                                                 39,655
                                                                    ----------

MANUFACTURES - PRINTING
  AND PUBLISHING:  1.00%
    1,200    The McGraw Hill
               Companies Inc.                                           72,528
                                                                    ----------

MEDIA:  1.13%
    1,800    Tribune Co.                                                81,828
                                                                    ----------

MEDICAL INSTRUMENTS:  0.88%
    1,400    Medtronic, Inc.                                            63,840
                                                                    ----------

MEDICAL PRODUCTS:  0.74%
    1,900    Baxter International Inc.                                  53,200
                                                                    ----------

MOVIES & ENTERTAINMENT:  2.26%
    1,558    Comcast Corp. - Class A*<F2>                               36,722
    3,100    Viacom Inc. - Class B*<F2>                                126,356
                                                                    ----------
                                                                       163,078
                                                                    ----------

OIL - EXPLORATION & PRODUCTION:  1.57%
    1,200    ConocoPhillips                                             58,068
    1,800    Unocal Corp.                                               55,044
                                                                    ----------
                                                                       113,112
                                                                    ----------

OIL - OIL & GAS DRILLING:  1.03%
    2,100    Nabors Industries Ltd*<F2>                                 74,067
                                                                    ----------

OIL & GAS - MACHINERY & EQUIPMENT:  0.81%
    1,800    Smith International, Inc.                                  58,716
                                                                    ----------

PAPER & PAPER PRODUCTS:  0.56%
      900    Temple-Inland, Inc.                                        40,329
                                                                    ----------

PETROLEUM PRODUCTS:  2.66%
    5,500    Exxon Mobil Corp.                                         192,170
                                                                    ----------

REINSURANCE:  1.10%
    2,000    Renaissance RE
               Holdings Ltd                                             79,200
                                                                    ----------

RETAIL:  3.67%
    1,800    Kohls Department Stores*<F2>                              100,710
    1,100    Target Corp.                                               33,000
    2,600    Wal-Mart Stores, Inc.                                     131,326
                                                                    ----------
                                                                       265,036
                                                                    ----------

SEMICONDUCTOR EQUIPMENT:  1.19%
    2,500    Applied Materials, Inc.*<F2>                               32,575
    1,500    KLA-Tencor Corp.*<F2>                                      53,055
                                                                    ----------
                                                                        85,630
                                                                    ----------

TECHNOLOGY:  5.78%
    3,700    Cisco Systems Inc.*<F2>                                    48,470
    5,700    Dell Computer Corp.*<F2>                                  152,418
    2,200    International Business
               Machines Corp.                                          170,500
    3,100    Texas Instruments, Inc.                                    46,531
                                                                    ----------
                                                                       417,919
                                                                    ----------

TELEPHONE:  2.67%
    1,940    AT&T Corp.                                                 50,654
    5,500    BellSouth Corp.                                           142,285
                                                                    ----------
                                                                       192,939
                                                                    ----------

TRANSPORTATION - FREIGHT:  0.87%
    1,900    CNF, Inc.                                                  63,156
                                                                    ----------
TOTAL COMMON STOCKS
  (Cost $6,419,119)                                                  6,023,818
                                                                    ----------

PRINCIPAL
AMOUNT/SHARES                                                     MARKET VALUE
-------------                                                     ------------
SHORT-TERM INVESTMENTS:  17.79%

MONEY MARKET INSTRUMENTS:  4.64%
  335,154    Federated Cash Trust
               Treasury Money Market
               Fund (Cost $335,154)                                    335,154
                                                                    ----------

U.S. TREASURY OBLIGATIONS:  13.15%
 $950,000    U.S. Treasury Bill, 1/16/03
               (Cost $949,471)                                         949,471
                                                                    ----------
TOTAL SHORT-TERM
  INVESTMENTS
  (Cost $1,284,625)                                                  1,284,625
                                                                    ----------
Total Investments in Securities
  (Cost $7,703,744):  101.20%                                        7,308,443
Liabilities in Excess of
  Other Assets:   (1.20%)                                              (86,249)
                                                                    ----------
Net Assets:  100.00%                                                $7,222,194
                                                                    ----------
                                                                    ----------

*<F2>  Non-income producing security.
#<F3>  U.S. security of foreign issuer.

                See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2002

ASSETS
   Investments in securities, at value (cost $7,703,744)            $7,308,443
   Cash                                                                    200
   Receivables:
       Securities sold                                                  86,473
       Dividends and interest                                            3,988
       Due from Advisor                                                  2,657
       Receivable from Fund shares sold                                  1,072
   Prepaid expenses                                                      1,008
                                                                    ----------
           Total assets                                              7,403,841
                                                                    ----------

LIABILITIES
   Payables:
       Securities purchased                                            149,938
       Administration fees                                               2,548
       Distribution fees                                                 1,571
   Accrued expenses                                                     27,590
                                                                    ----------
           Total liabilities                                           181,647
                                                                    ----------

NET ASSETS                                                          $7,222,194
                                                                    ----------
                                                                    ----------

   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     [$7,222,194 / 1,038,244 shares outstanding; unlimited
     number of shares (par value $.01) authorized]                       $6.96
                                                                         -----
                                                                         -----

   OFFERING PRICE PER SHARE ($6.96 /.9550)                               $7.29
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $9,580,580
   Accumulated net realized loss on investments                     (1,963,085)
   Net unrealized depreciation on investments                         (395,301)
                                                                    ----------
           Net assets                                               $7,222,194
                                                                    ----------
                                                                    ----------

                See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2002

INVESTMENT INCOME
   Income
       Dividends                                                   $    94,259
       Interest                                                         19,168
                                                                   -----------
           Total income                                                113,427
                                                                   -----------

   Expenses
       Advisory fees (Note 3)                                           69,643
       Administration fees (Note 3)                                     29,999
       Professional fees                                                21,503
       Distribution fees (Note 4)                                       20,483
       Fund accounting fees                                             18,502
       Transfer agent fees                                              11,501
       Reports to shareholders                                           9,001
       Trustee fees                                                      7,898
       Deferred organization expense                                     6,441
       Custody fees                                                      3,001
       Registration expense                                              2,533
       Miscellaneous                                                     2,000
       Insurance expense                                                 1,292
                                                                   -----------
           Total expenses                                              203,797
           Less: advisory fee waiver (Note 3)                          (80,897)
                                                                   -----------
           Net expenses                                                122,900
                                                                   -----------
               NET INVESTMENT LOSS                                      (9,473)
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                   (813,679)
   Net realized gain on financial futures                               59,205
   Net change in unrealized depreciation
     on investments and financial futures                             (872,761)
                                                                   -----------
       Net realized and unrealized loss on investments              (1,627,235)
                                                                   -----------
           NET DECREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $(1,636,708)
                                                                   -----------
                                                                   -----------

                See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Year Ended          Year Ended
                                                             December 31, 2002   December 31, 2001
                                                             -----------------   -----------------
NET INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment (loss) / income                               $    (9,473)        $    10,085
   Net realized loss on investments                                (813,679)         (1,091,758)
   Net realized gain / (loss)
     on financial futures                                            59,205             (49,828)
   Net change in unrealized depreciation
     on investments and financial futures                          (872,761)         (1,467,668)
                                                                -----------         -----------
       NET DECREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                               (1,636,708)         (2,599,169)
                                                                -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                            (10,041)             (6,094)
   Net realized gain on security transactions                            --             (83,629)
                                                                -----------         -----------
       TOTAL DIVIDENDS AND
         DISTRIBUTIONS TO SHAREHOLDERS                              (10,041)            (89,723)
                                                                -----------         -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net decrease in net assets derived from
     net change in outstanding shares (a)<F4>                      (146,186)           (802,029)
                                                                -----------         -----------
       TOTAL DECREASE IN NET ASSETS                              (1,792,935)         (3,490,921)
                                                                -----------         -----------

NET ASSETS
   Beginning of year                                              9,015,129          12,506,050
                                                                -----------         -----------
   END OF YEAR (includes undistributed net
     investment income of $0 and $9,960
     for 2002 and 2001, respectively)                           $ 7,222,194         $ 9,015,129
                                                                -----------         -----------
                                                                -----------         -----------

(a)<F4>  A summary of share transactions is as follows:

                               Year Ended                    Year Ended
                            December 31, 2002            December 31, 2001
                            -----------------            -----------------
                           Shares        Value           Shares       Value
                           ------        -----           ------       -----
Shares sold                64,063      $ 495,567         78,087    $   715,391
Shares issued in
  reinvestment
  of distributions          1,447         10,041         10,605         89,720
Shares redeemed           (83,990)      (651,794)      (179,661)    (1,607,140)
                          -------      ---------       --------    -----------
Net decrease              (18,480)     $(146,186)       (90,969)   $  (802,029)
                          -------      ---------       --------    -----------
                          -------      ---------       --------    -----------

                See Accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Year Ended December 31,
                                                     2002           2001           2000           1999           1998
                                                     ----           ----           ----           ----           ----
Net asset value,
  beginning of period                               $ 8.53         $10.90         $12.31         $11.84         $10.02
                                                    ------         ------         ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment (loss) / income                    (0.01)          0.01           0.01           0.01           0.05
   Net realized and unrealized
     (loss) / gain on investments                    (1.55)         (2.29)         (0.74)          1.98           2.48
                                                    ------         ------         ------         ------         ------
Total from investment operations                     (1.56)         (2.28)         (0.73)          1.99           2.53
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
   From net investment income                        (0.01)         (0.01)          0.00           0.00          (0.05)
   From net realized gains                            0.00          (0.08)         (0.68)         (1.52)         (0.64)
   Tax return of capital                              0.00           0.00           0.00           0.00          (0.02)
                                                    ------         ------         ------         ------         ------
Total distributions                                  (0.01)         (0.09)         (0.68)         (1.52)         (0.71)
                                                    ------         ------         ------         ------         ------

Net asset value, end of period                      $ 6.96         $ 8.53         $10.90         $12.31         $11.84
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

Total return                                        (18.29%)       (20.95%)        (5.99%)        17.11%         25.81%

RATIOS/SUPPLEMENTAL DATA:
   Net assets,
     end of period (millions)                         $7.2           $9.0          $12.5          $14.1          $14.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before expense reimbursement                       2.49%          2.31%          2.02%          1.99%          2.03%
   After expense reimbursement                        1.50%          1.50%          1.50%          1.50%          1.50%

RATIO OF NET INVESTMENT (LOSS) / INCOME
  TO AVERAGE NET ASSETS:
   After expense reimbursement                       (0.12%)         0.10%          0.05%          0.08%          0.36%

Portfolio turnover rate                              78.91%         79.48%         67.97%        101.86%         79.95%

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at December 31, 2002

NOTE 1 - ORGANIZATION

   The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity stocks. The Fund began operations on December 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

   B. Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin, "are made or received by a Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on the financial futures contracts.

       The portfolio invests in financial futures contracts in order to hedge existing portfolio securities, or securities the portfolio intends to purchase against fluctuations in value. Under a variety of circumstances, the portfolio may not achieve the anticipated benefits of the financials futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   C. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   D. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   E. Deferred Organization Costs: The Avatar Advantage Balanced Fund has incurred expenses of $35,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date of the Fund's commenced investment operation.

   F. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
         AFFILIATES

   For the year ended December 31, 2002, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended December 31, 2002, the Fund incurred $69,643 in Advisory Fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $80,897; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $300,316 at December 31, 2002. Cumulative expenses subject to recapture expire as follows:

                Year             Amount
                ----             ------
                2003           $138,378
                2004             81,041
                2005             80,897
                               --------
                               $300,316
                               --------
                               --------

   U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

   Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

   Certain officers of the Fund are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION

   The Avatar Advantage Equity Allocation Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2002, The Avatar Advantage Equity Allocation Fund paid the Distribution Coordinator in the amount of $20,483.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

   For the year ended December 31, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,582,539 and $6,649,204 respectively.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS-AST AVATAR ADVANTAGE
         EQUITY ALLOCATION FUND

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

   The tax character of distributions paid during year ended December 31, 2002:

                                    2002         2001
                                    ----         ----
Ordinary income                   $10,041     $ 6,094
Long-term capital gain                  0      83,629
                                  -------     -------
                                  $10,041     $89,723
                                  -------     -------
                                  -------     -------

   At December 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Capital loss carryforward                 $(1,767,300)
Post October capital loss                    (192,776)
                                          -----------
Accumulated capital loss                   (1,960,076)
                                          -----------
                                          -----------

The Fund had post October capital losses which it elected to treat as arising on January 1, 2003.

Unrealized appreciation/(depreciation)        196,391
Unrealized (depreciation)                    (594,701)
                                             --------
Unrealized appreciation/(depreciation)       (398,310)
                                             --------
                                             --------

Capital loss carryforward expires as follows:            Amount
                                                         ------
                                         2010          $  611,184
                                         2009           1,156,116
                                         2008                   0
                                         2007                   0
                                                       ----------
                                                       $1,767,300
                                                       ----------
                                                       ----------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Avatar Advantage Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Avatar Advantage Equity Allocation Fund, a series of Advisor Series Trust, (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period from January 13, 1998 (commencement of operations) to December 31, 1998 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial highlights.

/s/PricewaterhouseCoopers LLP

New York, New York
February 21, 2003

INFORMATION ABOUT TRUSTEES AND OFFICERS

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the advisor.

                              INDEPENDENT TRUSTEES
                              --------------------

                                                                                   # of
                                        Term of                                    Funds in      Other
                          Position      Office and                                 complex       Directorships
Name, Age                 Held with     Length of      Principal Occupation        overseen      Held by
and Address               the Trust     Time Served    During Past Five Years      by Trustee    Trustee
-----------               ---------     -----------    ----------------------      ----------    -------------
Walter E. Auch            Trustee       Indefinite     Management                      16        Nicholas-
(Born 1921)                             Term           Consultant                                Applegate
2020 E. Financial Way                                                                            Funds,
Glendora, CA 91741                      Since                                                    Salomon
                                        1997                                                     Smith Barney
                                                                                                 Funds, Bayan
                                                                                                 Strategic
                                                                                                 Realty Trust,
                                                                                                 Legend
                                                                                                 Properties,
                                                                                                 Pimco
                                                                                                 Advisors
                                                                                                 LLP, and
                                                                                                 Senele Group

James Clayburn            Trustee       Indefinite     Dean Emeritus, John E.          16        The Payden
LaForce                                 Term           Anderson Graduate                         & Rygel
(Born 1927)                                            School of Management,                     Investment
2020 E. Financial Way                   Since          University of California,                 Group, PIC
Glendora, CA 91741                      March 2002     Los Angeles                               Investment
                                                                                                 Trust, PIC
                                                                                                 Small Cap
                                                                                                 Portfolio, PIC
                                                                                                 Balanced
                                                                                                 Portfolio, PIC
                                                                                                 Growth
                                                                                                 Portfolio, PIC
                                                                                                 Mid Cap
                                                                                                 Portfolio,
                                                                                                 Provident
                                                                                                 Investment
                                                                                                 Counsel
                                                                                                 Institutional
                                                                                                 Money
                                                                                                 Market Fund,
                                                                                                 Black Rock
                                                                                                 Funds, Jacobs
                                                                                                 Engineering,
                                                                                                 Timken Co.,
                                                                                                 Concervex

Donald E. O'Connor        Trustee       Indefinite     Financial Consultant;           16        The Parnassus
(Born 1936)                             Term           formerly Executive                        Fund
2020 E. Financial Way                                  Vice President and                        The Parnassus
Glendora, CA 91741                      Since          Chief Operating officer                   Income Fund
                                        1997           of ICI Mutual Insurance                   The Forward
                                                       Company (until January,                   Funds
                                                       1997); Vice President,
                                                       Operations, Investment
                                                       Company Institute (until
                                                       July, 1993).

George J. Rebhan          Trustee       Indefinite     Retired; formerly               16        E*Trade
(Born 1934)                             Term           President, Hotchkis                       Funds
2020 E. Financial Way                                  and Wiley Funds
Glendora, CA 91741                      Since          (mutual funds)
                                        March 2002     from 1985 to 1993.

George T. Wofford III     Trustee       Indefinite     Senior Vice President,          16        Not
(Born 1939)                             Term           Information Services,                     Applicable
2020 E. Financial Way                                  Federal Home Loan
Glendora, CA 91741                      Since          Bank of San Francisco.
                                        1997

                        INTERESTED TRUSTEES AND OFFICERS
                        --------------------------------

                                                                                   # of
                                                                                   Funds in      Other
                                        Term of                                    complex       Directorships
                          Position      Office and                                 overseen      Held by
Name, Age                 Held with     Length of      Principal Occupation        by Trustee    Trustee
and Address               the Trust     Time Served    During Past Five Years      or Officer    or Officer
-----------               ---------     -----------    ----------------------      ----------    -------------
Eric M. Banhazl           Trustee &     Indefinite     Senior Vice President,      16            None
(Born 1957)               President     Term           U.S. Bancorp Fund
2020 E. Financial Way                                  Services, LLC, the
Glendora, CA 91741                      Since          Fund's administrator
                                        1997           (since July, 2001);
                                                       Treasurer, Investec
                                                       Funds; formerly,
                                                       Executive Vice President,
                                                       Investment Company
                                                       Administration, LLC
                                                       (ICA) (The Fund's
                                                       former administrator).

John S. Wagner            Treasurer     Indefinite     Assistant Vice              16            None
(Born 1965)                             Term           President Compliance
615 E. Michigan Street                                 and Administration,
Milwaukee, WI 53202                     Since          U.S. Bancorp Fund
                                        September      Services, LLC since
                                        2002           June 1999.

Chad E. Fickett           Secretary     Indefinite     Compliance                  16            None
(Born 1973)                             Term           Administrator, U.S.
615 E. Michigan Street                                 Bancorp Fund Services,
Milwaukee, WI 53202                     Since          LLC since July 2000.
                                        March 2002

                                    ADVISOR
                       Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                           www.avatar-associates.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                            555 South Flower Street
                         Los Angeles, California 90071

                         INDEPENDENT PUBLIC ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.